Exhibit 10.23

Translation of Feed Sale Contracts

Supplier:	Wuhan Zhu Brothers Feed Technology Co., Ltd.

Buyer	Wuhan Fengze Agricultural Science & Technology Development Co., Ltd.

(Farm No. 1-2)

Place of Contract Signing

1. Agreements are made as followings upon the negotiation of both supplier and buyer.

2. Product name, quantity and amount

Product Name	Brand	Product Specification	Quantity	Unit Price	Amount (RMB)
Corn			1,400,000	2.0	2,800,000
Soybean meal			420,000	3.8	1,596,000
Bran			150,000	1.5	225,000
Total	Say Four Million and Six Hundred Twenty one Thousand Renminbi only

3. The product quality should be in accordance with the company requirements of the buyer.

4. Delivery place: the warehouse of the buyer

5. Delivery date: subject to the time and quantity notified by the buyer

6. Time limit for the disagreement of the product: the buyer should propose disagreement concerning product quantity and quality upon delivery, or it will be viewed as that the product quantity and quality is qualified. Any disagreement concerning product physical and chemical index from the buyer side should be proposed within 7 days, or it will be viewed that the product provided is qualified.

7. Payments and time limitation: payments should be settled within 10 days upon the product arrive in the buyer’s warehouse.

8. Liability for breach of contract: Both of the contracting party should abide by the contract strictly. If the second party delays to pay the first party, liquidated damages shall be applied to the second party. The standard is 1% of the total contract amount each day. At the meantime, if the first party delays product delivery, then liquidated damage of 1% of the total contract amount shall be applied to him.

9. Quality acceptance standard: follow relative national standard; if any quality disagreement, proposals for quality test in national testing institution can be made by either of the two parties.

10. Others: this contract is duplicated and in the possession of both parties and shall be dully effect officially upon the signature and stamp of the representatives of both parties. The fax of this contract is effective.

11. Disputes resolution: any disputes appeared in this contract shall be firstly resolved by friendly negotiation. If failed, then any party shall be entitled to lodge a complaint to people’s court in charge.

Supplier:	Wuhan Zhu Brothers Feed Technology Co., Ltd.	Buyer	Wuhan Fengze Agricultural Science & Technology Development Co., Ltd.

Address		Address

Legal Representative		Legal Representative

Entrusted Agent	Zhu Rui (Signature)	Entrusted Agent	Li Zili(Signature)

Wuhan Zhu Brothers Feed Technology Co., Ltd.(seal)		Wuhan Fengze Agricultural Science & Technology Development Co., Ltd. (seal)

Dec. 25, 2008

Sales Contract

Supplier:	Wuhan Zhu Brothers Feed Technology Co., Ltd.	Dec. 25, 2008

Buyer	Wuhan Fengze Agricultural Science & Technology Development Co., Ltd.

( Farm No. 3 and 4 )

1. Agreements are made as followings upon the negotiation of both supplier and buyer.

2. Product name, quantity and amount

Product Name	Brand	Product Specification	Quantity	Unit Price	Amount (RMB)
Corn	Dong Bei	60 Kg	1,000,000	2.0	2,000,000.00
Soybean meal	Si Hai	70 Kg	400,000	3.8	1,520,000.00
Bran	He Nan	60 Kg	90,000	1.5	135,000.00
Total	Say Three Million Six Hundred and Fifty Five Thousands Renminbi Only

3. The product quality should be in accordance with the company requirements of the buyer.

4. Delivery place: the warehouse of the buyer

5. Delivery date: subject to the time and quantity notified by the buyer

6. Time limit for the disagreement of the product: the buyer should propose disagreement concerning product quantity and quality upon delivery, or it will be viewed as that the product quantity and quality is qualified. Any disagreement concerning product physical and chemical index from the buyer side should be proposed within 7 days, or it will be viewed that the product provided is qualified.

7. Payments and time limitation: payments should be settled within 10 days upon the product arrive in the buyer’s warehouse.

8. Liability for breach of contract: Both of the contracting party should abide by the contract strictly. If the second party delays to pay the first party, liquidated damages shall be applied to the second party. The standard is 1% of the total contract amount each day. At the meantime, if the first party delays product delivery, then liquidated damage of 1% of the total contract amount shall be applied to him.

9. Quality acceptance standard: follow relative national standard; if any quality disagreement, proposals for quality test in national testing institution can be made by either of the two parties.

10. Others: this contract is duplicated and in the possession of both parties and shall be dully effect officially upon the signature and stamp of the representatives of both parties. The fax of this contract is effective.

11. Disputes resolution: any disputes appeared in this contract shall be firstly resolved by friendly negotiation. If failed, then any party shall be entitled to lodge a complaint to people’s court in charge.

Supplier:	Wuhan Zhu Brothers Feed Technology Co., Ltd.	Buyer	Wuhan Fengze Agricultural Science & Technology Development Co., Ltd.

Address		Address

Legal Representative		Legal Representative

Entrusted Agent	Zhu Rui (Signature)	Entrusted Agent	Li Zili(Signature)

Wuhan Zhu Brothers Feed Technology Co., Ltd.(seal)		Wuhan Fengze Agricultural Science & Technology Development Co., Ltd. (seal)

Sales Contract

Supplier:	Wuhan Zhu Brothers Feed Technology Co., Ltd.

Buyer	Wuhan Fengze Agricultural Science & Technology Development Co., Ltd.

( Farm No. 5-6 )

1. Agreements are made as followings upon the negotiation of both supplier and buyer.

2. Product name, quantity and amount

Product Name	Brand	Product Specification	Quantity	Unit Price	Amount (RMB)
Corn			1,900,000	2.0	3,800,000.00
Soybean meal			550,000	3.8	2,090,000.00
Bran			360,000	1.5	540,000.00
Whey Powder			5500	5.0	27,500.00
Total	Say Six Million and Four Hundred Fifty-Seven Thousand and Five Hundreds Renminbi only

3. The product quality should be in accordance with the company requirements of the buyer.

4. Delivery place: the warehouse of the buyer

5. Delivery date: subject to the time and quantity notified by the buyer

6. Time limit for the disagreement of the product: the buyer should propose disagreement concerning product quantity and quality upon delivery, or it will be viewed as that the product quantity and quality is qualified. Any disagreement concerning product physical and chemical index from the buyer side should be proposed within 7 days, or it will be viewed that the product provided is qualified.

7. Payments and time limitation: payments should be settled within 10 days upon the product arrive in the buyer’s warehouse.

8. Liability for breach of contract: Both of the contracting party should abide by the contract strictly. If the second party delays to pay the first party, liquidated damages shall be applied to the second party. The standard is 1% of the total contract amount each day. At the meantime, if the first party delays product delivery, then liquidated damage of 1% of the total contract amount shall be applied to him.

9. Quality acceptance standard: follow relative national standard; if any quality disagreement, proposals for quality test in national testing institution can be made by either of the two parties.

10. Others: this contract is duplicated and in the possession of both parties and shall be dully effect officially upon the signature and stamp of the representatives of both parties. The fax of this contract is effective.

11. Disputes resolution: any disputes appeared in this contract shall be firstly resolved by friendly negotiation. If failed, then any party shall be entitled to lodge a complaint to people’s court in charge.

Supplier:	Wuhan Zhu Brothers Feed Technology Co., Ltd.	Buyer	Wuhan Fengze Agricultural Science & Technology Development Co., Ltd.

Address		Address

Legal Representative		Legal Representative

Entrusted Agent	Zhu Rui (Signature)	Entrusted Agent	Li Zili(Signature)

Wuhan Zhu Brothers Feed Technology Co., Ltd.(seal)		Wuhan Fengze Agricultural Science & Technology Development Co., Ltd. (seal)

Dec. 25, 2008

Sales Contract

Supplier:	Wuhan Zhu Brothers Feed Technology Co., Ltd.

Buyer	Wuhan Fengze Agricultural Science & Technology Development Co., Ltd.

( Farm No. 8 )

1. Agreements are made as followings upon the negotiation of both supplier and buyer.

2. Product name, quantity and amount

Product Name	Brand	Product Specification	Quantity	Unit Price	Amount (RMB)
Corn	Dong Bei	60 Kg	3.200.000	2.0	6,400,000.00
Soybean meal	Si Hai	60 Kg	900,000	3.8	3,420,000.00
Bran	He Nan	60 Kg	440,000	1.5	660,000.00
Whey Powder	Wu Han	20 KG	14,000	5.0	70,000.00
Total	Say Ten Million and Five Hundred and Fifty Thousand Renminbi only

3. The product quality should be in accordance with the company requirements of the buyer.

4. Delivery place: the warehouse of the buyer

5. Delivery date: subject to the time and quantity notified by the buyer

6. Time limit for the disagreement of the product: the buyer should propose disagreement concerning product quantity and quality upon delivery, or it will be viewed as that the product quantity and quality is qualified. Any disagreement concerning product physical and chemical index from the buyer side should be proposed within 7 days, or it will be viewed that the product provided is qualified.

7. Payments and time limitation: payments should be settled within 10 days upon the product arrive in the buyer’s warehouse.

8. Liability for breach of contract: Both of the contracting party should abide by the contract strictly. If the second party delays to pay the first party, liquidated damages shall be applied to the second party. The standard is 1% of the total contract amount each day. At the meantime, if the first party delays product delivery, then liquidated damage of 1% of the total contract amount shall be applied to him.

9. Quality acceptance standard: follow relative national standard; if any quality disagreement, proposals for quality test in national testing institution can be made by either of the two parties.

10. Others: this contract is duplicated and in the possession of both parties and shall be dully effect officially upon the signature and stamp of the representatives of both parties. The fax of this contract is effective.

11. Disputes resolution: any disputes appeared in this contract shall be firstly resolved by friendly negotiation. If failed, then any party shall be entitled to lodge a complaint to people’s court in charge.

Supplier:	Wuhan Zhu Brothers Feed Technology Co., Ltd.	Buyer	Wuhan Fengze Agricultural Science & Technology Development Co., Ltd.

Address		Address

Legal Representative		Legal Representative

Entrusted Agent	Zhu Rui (Signature)	Entrusted Agent	Li Zili(Signature)

Wuhan Zhu Brothers Feed Technology Co., Ltd.(seal)		Wuhan Fengze Agricultural Science & Technology Development Co., Ltd. (seal)

Dec. 25, 2008